October 16, 1995

Dear Shareholder,

We're pleased to present the seventh annual report of the Franklin Universal Trust which covers the 12 months ended August 31, 1995.

The Trust's fiscal year was one of contrasts.
During the first six months of the Trust's reporting period, the Federal Reserve Board continued its aggressive campaign to control inflation, raising the federal funds target rate twice, to 6.00% from 4.75%.

By March of 1995, the effects of these tightenings were realized. U.S. Gross Domestic Product (GDP) fell from an annualized rate of 5.1% in the fourth quarter of 1994 to just 2.7% in the first quarter of 1995.* It fell further to 1.1% in the second quarter. This led many to believe that the Federal Reserve Board had been overzealous in its bid to increase interest rates, and prompted fears that another recession was nearing. In response to this slowed growth, the Fed lowered the federal funds target rate on July 6, 1995, to 5.75% from 6.00%. Since then, the economy appears to have stabilized somewhat, although further rate cuts could be forthcoming.

Interest rate changes affect investments of all types, including the high yield corporate bonds and utility stocks in which the Trust invests. We're pleased to report that the Trust performed very favorably in the economic environment that prevailed. The Manager's Discussion on page 2 provides specific details regarding how this performance was achieved.

As always, we appreciate your support of the Franklin Universal Trust. If you have questions or concerns, please feel free to contact us. We look forward to serving your investment needs in the future.

Sincerely,



Charles B. Johnson
President
Franklin Universal Trust


*U.S. Commerce Department.

MANAGER'S DISCUSSION

Trust's Objective:
The Franklin Universal Trust seeks to provide high current income consistent with preservation of capital.

We are pleased to report that during the 12-month period ended August 31, 1995, the Franklin Universal Trust reported an outstanding cumulative total return of +20.42%, based on the change in its market price on the New York Stock Exchange. This performance exceeded returns in nearly every sector, including the Treasury market (+10.89%), the high yield corporate bond market (+13.9%) and Standard & Poor's Utilities Index (+17.07%).*

The Trust's exceptional performance was due to a number of factors. First, general economic trends, most notably declining interest rates, created an ideal environment for high yield corporate bonds and utility stocks. The Trust has traditionally concentrated its investments in these two sectors. Falling interest rates led to

* Source: Micropal, as measured by total return.

higher corporate profits in many cases and fueled a long-awaited price rally in utility stocks.

Second, the Trust's assets were strategically positioned in industries that outperformed the overall bond market. For instance, the fund's holdings in the cable television and media/ broadcasting industries (11% of the Trust's total net assets), benefited from some high-profile mergers involving well-known companies such as ABC, Disney, Viacom and Time-Warner. Many of the Trust's cable and media holdings, including Cablevision Systems, Continental Cablevision and PanAmSat Capital Corp., benefited from the speculation of potential buy-outs that surrounded such companies in recent months.

A trend toward consolidation also sparked strong performance in the health care sector (5% of the Trust's total net assets). During the year, many health care companies merged for greater economies of scale in hopes of competing with larger HMOs. OrNda Health Care, an operator of acute care hospitals and one of the Trust's largest positions in the health care industry, recently acquired a number of other hospital facilities. Another consolidation involved Abbey Health Care Group, a home health care provider, which merged with Homedco. Such activity boosted the performance of the health care industry during the Trust's fiscal year.

The gaming sector (6% of the Trust's total net assets) also contributed to the Trust's strong performance. Aztar Corp. and Showboat, both large casino operators, performed well for the Trust.

Our utility holdings also played a large part in the Trust's strong performance. As the utility market began to recover in 1994, we increased the Trust's holdings significantly. Furthermore, we concentrated on companies we expected would benefit from the increased competition that the certainty of deregulation will bring.

Utility stocks nearly doubled to 30% of the portfolio's net assets as of August 31, 1995, from 13% a year earlier. By the end of the fiscal year, utility stocks represented eight of the Trust's top 10 holdings, as the table to the right shows.


   Franklin Universal Trust
   Top 10 Company Holdings
   As a percentage of total net assets
   August 31, 1995

   Company                                             % of total
   Industry                                            net assets

   Southern Company                                         3.14%
   Utility (stock)

   Thermadyne Industries, Inc.                              2.68%
   Industrial (bond)

   Scana Corp.                                              2.27%
   Utility (stock)

   Texas Utilities                                          2.19%
   Utility (stock)

   DPL, Inc.                                                2.09%
   Utility (stock)

   Wisconsin Energy                                         1.94%
   Utility (stock)

   Comcast Cellular Corp.                                   1.73%
   Cellular Telephone (bond)

   Dominion Resources                                       1.71%
   Utility (stock)

   Cinergy Corp.                                            1.66%
   Utility (stock)

   Pacific Gas & Electric                                   1.64%
   Utility (stock)



For a complete list of the Trust's portfolio, please see page 8 of this report.



The Trust's assets are invested in 154 positions spanning more than 20 industries. Corporate bonds represented 64% of the portfolio's total net assets at year-end, slightly below the 66% this sector represented a year earlier. Convertible bonds also fell as a percentage of the total portfolio, to 1% on August 31, 1995 from 5% a year earlier.

The Trust may invest between 5% and 15% of its total assets in debt obligations not only of foreign governments and supranational organizations, but also of foreign corporations. Such investments may be denominated in U.S. dollars, foreign currencies or European Currency Units. It is currently anticipated that the investments will be made principally within Australia, Canada, Japan, Indonesia, New Zealand, Scandinavia, the United Kingdom and Western Europe. Investments would also be permitted in securities denominated in the currencies of these countries.

We believe that this change in investment policy will increase the Trust's income potential as global investment opportunities unfold.

Our outlook for the economy and the Franklin Universal Trust is positive. The Federal Reserve appears to be adopting a monetary policy which should foster moderate growth, maintain the current low level of inflation and reduce the chances of recession. This combination of mild growth and inflation will likely benefit the financial markets in general and the high yield corporate bond and utility equity sectors in particular. High yield bond issuers will most likely continue to experience higher earnings and stronger balance sheets, which should positively affect the high yield market. As for utility stocks, this year's rally appears to have been sustained, and this sector should benefit from the consolidation and increased competition that will follow deregulation.


Performance Summary

The Franklin Universal Trust reported a cumulative total return of +20.42% for the one-year period ended August 31, 1995. Total return reflects the change in the Trust's market price on the New York Stock Exchange (NYSE). Based on the change in net asset value (as opposed to market price), the one-year total return for the same period was +17.66%. All total return calculations assume reinvestment of dividends and capital gains according to the terms specified in the Trust's Dividend Reinvestment Plan.

The Trust's closing price on the NYSE increased to $8.875 per share on August 31, 1995, from $8.125 on August 31, 1994, due to factors mentioned in the Manager's Discussion. The Trust's net asset value price per share increased to $9.36 on August 31, 1995, from $8.71 on August 31, 1994. Based on an annualization of the current monthly dividend of 6.7 cents ($0.067) per share and the NYSE closing price of $8.875 on August 31, 1995, the Trust's distribution rate was 9.06%.*

During the reporting period, shareholders received income distributions totaling 81 cents ($0.81) per share, including 80.4 cents ($0.804) per share in dividend income and a special year-end distribution of .6 cents ($0.006) per share, distributed in December 1994. Dividends will vary based on the Trust's earnings, and past distributions are not indicative of future trends.

While the Franklin Universal Trust may occasionally experience short-term volatility, we are confident that its performance will be rewarding for long-term investors. For example, the Trust reported a total return of +131.48% in market-price terms during the five years ended August 31, 1995.


Franklin Universal Trust
Cumulative Total Returns1
Periods ended August 31, 1995
                                                Since
                          One-       Five-     Inception
                          year       year      (9/23/88)

Cumulative
Total Return             20.42%     131.48%     96.17%
(based on
market value)
Cumulative
Total Return             17.66%     131.05%    122.65%
(based on net
asset value)
Distribution Rate2             9.06%



1Cumulative total returns show the change in value of an investment over the periods indicated. These figures assume reinvestment of dividends and capital gains according to the terms specified in the Trust's Dividend Reinvestment Plan.

2Distribution rate is based on an annualization of the Trust's current 6.7 cents per share monthly dividend and the Trust's NYSE closing price of $8.875 on August 31, 1995.

*High yields reflect the higher credit risks associated with certain lower-rated securities in the Trust's portfolio and, in some cases, the lower market prices for these securities.



DIVIDEND REINVESTMENT PLAN

The Fund's Dividend Reinvestment Plan (the "Plan") offers you a prompt and simple way to reinvest income dividends and capital gain distributions in shares of the Fund. PNC Bank, National Association (the "Plan Agent"), c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899, acts as your Plan Agent in administering the Plan. All reinvestments are in full and fractional shares, carried to two decimal places. The complete Terms and Conditions of the Dividend Reinvestment Plan are contained in the Fund's prospectus, dated September 23, 1988, used in connection with its initial public offering. A copy of that prospectus may be obtained from the Fund at the address on the cover of this report.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Fund declares an income dividend or a capital gains distribution payable in either the Fund's shares or in cash, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Fund. If the market price per share on the valuation date equals or exceeds the net asset value per share on that date, the Fund will issue new shares to you at the higher of the net asset value or 95% of the market price on the valuation date. The valuation date is generally the payment date or, if that date is not a trading day on the New York Stock Exchange, the next preceding trading day. If the net asset value per share exceeds the market price per share at such time, or if the Fund declares a dividend or distribution payable only in cash, you will be deemed to have elected to receive shares of the Fund valued at the market price on the valuation date, purchased on your behalf by the Plan Agent in the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value per share of the Fund, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

There is no direct charge to participants for reinvesting dividends and distributions, since the Plan Agent's fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred.

The automatic reinvestment of dividends and distributions does not relieve shareholders of liability for any taxes which may be payable on such dividends or distributions. Generally, income and capital gains resulting from dividends and distributions received in the form of shares of the Fund are realized notwithstanding the fact that cash is not received by shareholders.

You will receive an annual account statement from the Plan Agent, showing total dividends and distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in non-certificated form. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

You may withdraw from the Plan at any time, without penalty, by notifying the Plan Agent in writing at the address above. If you withdraw from the Plan, you will receive a certificate issued in your name for all full shares and the Plan Agent will convert any fractional shares you hold at the time of withdrawal to cash at the then current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information.



FRANKLIN UNIVERSAL TRUST

Statement of Investments in Securities and Net Assets, August 31, 1995


   Shares,
  Warrants                                                                                             Value
  & Rights                                                                                           (Note 2)
                 Common Stocks, Warrants & Rights  38.0%

                 Automotive  .6%

     60,800     aHarvard Industries, Inc., Class B..............................................     $ 1,489,600
                                                                                                     -----------
                 Containers & Packaging  .7%
     92,275     aGaylord Container Corp., warrants..............................................         899,681
     71,842     aGaylord Container Corp. Class A................................................         844,144
                                                                                                     -----------
                                                                                                       1,743,825
                                                                                                     -----------
                 Energy  .7%
      9,000     aMcMoRan Oil & Gas Co. .........................................................          29,250
     14,935     aSanta Fe Energy Resources, Inc.................................................         141,883
     66,600      Ultramar Corp..................................................................       1,573,425
                                                                                                     -----------
                                                                                                       1,744,558
                                                                                                     -----------
                 Financials
     15,180   a,dWestfed Holdings, Inc., Series B...............................................              --
                                                                                                     -----------
                 Gaming & Leisure
        752     aHost Marriott Corp.............................................................           8,648
        752      Marriott International, Inc....................................................          26,696
                                                                                                     -----------
                                                                                                          35,344
                                                                                                     -----------
                 Health Care  .3%
      4,066     aKendall International, Inc., Class A, warrants.................................         250,295
      4,348     aKendall International, Inc., Class B, warrants.................................         245,914
      2,456     aKendall International, Inc., rights............................................         151,186
                                                                                                     -----------
                                                                                                         647,395
                                                                                                     -----------
                 Home Building  .3%
     67,247     aNVR, Inc.......................................................................         659,861
     35,607     aNVR, Inc., warrants............................................................          84,567
                                                                                                     -----------
                                                                                                         744,428
                                                                                                     -----------
                 Industrial  .1%
      7,254     aThermadyne Industries, Inc. ...................................................         131,932
                                                                                                     -----------
                 Metals & Mining  2.8%
    228,000      Driefontein Consolidated Mines, Ltd., ADR......................................       3,363,000
     24,571      East Daggafontein Mines, Ltd., ADR.............................................          73,251
    131,350      Free State Consolidated Gold Mines, Ltd., ADR..................................       1,526,944
      4,500      Freeport-McMoRan Copper & Gold, Inc............................................         105,188
     63,156      Freeport-McMoRan Copper & Gold, Inc., Class B..................................       1,476,272



                 Metals & Mining (cont.)
     90,000      Freeport-McMoRan, Inc. ........................................................      $  506,250
      4,000     aGulf States Steel, warrants ...................................................          36,000
                                                                                                     -----------
                                                                                                       7,086,905
                                                                                                     -----------
                 Technology/Information Systems
     84,885     aMemorex Telex N.V., ADR .......................................................         116,717
                                                                                                     -----------
                 Telecommunications  1.5%
     20,300      BellSouth Corp. ...............................................................       1,395,625
     46,900      SBC Communications, Inc. ......................................................       2,374,313
                                                                                                     -----------
                                                                                                       3,769,938
                                                                                                     -----------
                 Transportation  .1%
      2,723     aContinental Airlines, Inc., Class A ...........................................          81,009
      7,580     aContinental Airlines, Inc., Class B ...........................................         224,558
                                                                                                     -----------
                                                                                                         305,567
                                                                                                     -----------
                 Utilities  30.9%
    138,600      American Electric Power Co., Inc. .............................................       4,729,725
    205,600      CINergy Corp. .................................................................       5,268,500
     79,700      Delmarva Power & Light Co. ....................................................       1,733,475
    150,000      Dominion Resources, Inc. ......................................................       5,418,750
    298,000      DPL, Inc. .....................................................................       6,630,500
    100,000      Duke Power Co. ................................................................       4,062,500
    130,000      Long Island Lighting Co. ......................................................       2,210,000
     35,300      New England Electric System ...................................................       1,235,500
    175,000      New York State Electric & Gas Corp. ...........................................       4,221,875
    180,600      Pacific Gas & Electric Co. ....................................................       5,192,250
     77,000      Pinnacle West Capital Corp. ...................................................       1,915,375
    100,000      Public Service Co. of Colorado ................................................       3,237,500
    309,200      Scana Corp. ...................................................................       7,188,900
     74,600      SCEcorp. ......................................................................       1,240,225
    472,000      Southern Co. ..................................................................       9,971,000
    200,200      Texas Utilities Co. ...........................................................       6,956,950
    229,400      Wisconsin Energy Corp. ........................................................       6,165,125
                                                                                                     -----------
                                                                                                      77,378,150
                                                                                                     -----------
                       Total Common Stocks, Warrants & Rights (Cost $85,631,847) ...............      95,194,359
                                                                                                     -----------
                 Partnership Units  .3%
                 Financials
          5   b,dPG Partners, L.P., Preference Units (Cost $147,892) ...........................         791,700
                                                                                                     -----------
                 Automotive  .6%
     60,409      Harvard Industries, Inc., 14.25%, pfd., PIK ...................................     $ 1,517,765
                                                                                                     -----------
                 Consumer Goods  1.0%
    420,000      RJR Nabisco Holdings, $0.6012 cvt. pfd., Series C .............................       2,520,000
                                                                                                     -----------
                 Energy  .7%
     12,200      Ashland Oil, Inc., $3.125 cum. cvt. pfd. ......................................         649,650
     20,000     cOccidental Petroleum Corp., $3.875 cvt. exch. pfd. ............................       1,110,000
                                                                                                     -----------
                                                                                                       1,759,650
                                                                                                     -----------
                 Financials  2.3%
     40,000      First Nationwide Bank, 11.50%, pfd. ...........................................       4,300,000
     60,000      Security Capital Pacific, 1.75%, cvt. pfd., Series A ..........................       1,425,000
     49,806   a,dWestfed Holdings, Inc., 15.50%, cum. senior pfd., Series A ....................             498
                                                                                                     -----------
                                                                                                       5,725,498
                                                                                                     -----------
                 Media and Broadcasting  .9%
      2,060      PanAmSat Corp.,12.75%, pfd., PIK ..............................................       2,296,343
                                                                                                     -----------
                 Restaurants  .3%
     40,000      Flagstar Cos., Inc., $2.25 cvt. pfd., Series A ................................         750,000
                                                                                                     -----------
                       Total Preferred Stocks (Cost $19,626,114) ...............................      14,569,256
                                                                                                     -----------
    Face
   Amount
   ------
                 Non-Convertible Bonds  79.7%
                 Automotive   1.6%
 $3,800,000      SPX Corp., senior sub. notes, 11.75%, 06/01/02 ................................       3,999,500
                                                                                                     -----------
                 Cable Television  7.1%
  5,000,000     eBell Cablemedia, Plc., senior disc. notes, zero coupon to 07/15/99, (original
                  accretion rate 11.95%), 11.95% thereafter, 07/15/04 ..........................       3,256,250
  3,000,000      Cablevision Systems Corp., senior sub. deb., 9.875%, 04/01/23 .................       3,255,000
  1,000,000      Comcast Corp., senior sub. deb., 9.50%, 01/15/08 ..............................       1,015,000
  2,000,000      Continental Cablevision, Inc., senior sub. deb., 11.00%, 06/01/07 .............       2,210,000
  1,400,000      Continental Cablevision, Inc., senior sub. deb., 9.00%, 09/01/08 ..............       1,415,750
  2,400,000     fRogers Cablesystems, Inc., senior secured deb. (Canada), 9.65%, 01/15/14.......       1,510,333
  3,000,000      Tele-Communications, Inc., senior deb., 9.80%, 02/01/12 .......................       3,420,510
  2,000,000      Turner Broadcasting Systems, Inc., senior deb., 8.40%, 02/01/24 ...............       1,810,000
                                                                                                     -----------
                                                                                                      17,892,843
                                                                                                     -----------
                 Cellular Telephone  3.6%
  6,000,000     eComcast Cellular Corp., senior sub. deb., Series B, (original accretion rate
                  11.37%), 0.00%, 03/05/00 .....................................................       4,470,000

                 Cellular Telephone (cont.)
 $3,000,000     eNextel Communications, senior disc. notes, (original accretion rate 9.75%)
                  0.00%, 08/15/04 ..............................................................     $ 1,455,000
  3,000,000      Rogers Cantel Mobile Communications, Inc., senior sub. notes, 10.75%, 11/01/01        3,112,500
                                                                                                     -----------
                                                                                                       9,037,500
                                                                                                     -----------
                 Chemicals   4.5%
  3,000,000      Arcadian Partners, S.F., senior sub. notes, Series B, 10.75%, 05/01/05 ........       3,150,000
  4,000,000     eHarris Chemical North America, Inc., senior secured disc. notes, zero coupon
                  to 01/15/96, (original accretion rate 10.25%), 10.25% thereafter, 07/15/01 ...       3,580,000
    500,000      IMC Global, Inc., senior deb., 9.45%, 12/15/11 ................................         505,000
  1,000,000      IMC Global, Inc., senior notes, 9.25%, 10/01/00 ...............................       1,020,000
  1,500,000      IMC Global, Inc., senior notes, Series B, 10.125%, 06/15/01 ...................       1,590,000
  1,350,000      IMC Global, Inc., senior notes, Series B, 10.75%, 06/15/03 ....................       1,451,250
                                                                                                     -----------
                                                                                                      11,296,250
                                                                                                     -----------
                 Consumer Goods  4.5%
  2,750,000     eColeman Holdings, Inc., senior secured disc. notes, (original accretion rate
                  10.875%), 0.00%, 05/27/98 ....................................................       2,131,250
  1,700,000      Playtex Family Products Corp., senior sub. notes, 9.00%, 12/15/03 .............       1,593,750
  3,000,000      Revlon Consumer Products Corp., senior sub. notes, Series B, 10.50%, 02/15/03 .       3,000,000
  1,500,000     eRevlon Worldwide Corp., senior secured disc. notes, Series B, (original accretion
                  rate 12.00%), 0.00%, 03/15/98 ................................................       1,068,750
  1,500,000      RJR Nabisco, Inc., senior notes, 9.25%, 08/15/13 ..............................       1,522,500
  2,000,000      Sealy Corp., senior sub. notes, 9.50%, 05/01/03 ...............................       1,980,000
                                                                                                     -----------
                                                                                                      11,296,250
                                                                                                     -----------
                 Containers & Packaging   4.1%
  1,000,000      Container Corp. of America, guaranteed senior notes, Series A, 11.25%, 05/01/04
  1,075,000
  3,000,000      Container Corp. of America, senior notes, 9.75%, 04/01/03 .....................       3,045,000
  3,000,000      Owens-Illinois, Inc., senior sub. notes, 9.75%, 08/15/04 ......................       3,060,000
  2,000,000      Stone Container Corp., senior notes, 9.875%, 02/01/01 .........................       1,982,500
  1,000,000      Stone Container Corp., senior notes, 11.50%, 10/01/04 .........................       1,063,750
                                                                                                     -----------
                                                                                                      10,226,250
                                                                                                     -----------
                 Energy   1.6%
  4,000,000      Gulf Canada Resources, Ltd., senior sub. deb., 9.25%, 01/15/04 ................       4,057,640
                                                                                                     -----------
                 Food & Beverages  4.7%
  1,600,000      Beatrice Foods, Inc., S.F., senior sub. notes, 12.00%, 12/01/01 ...............       1,408,000
    600,000      Curtice-Burns Foods, Inc., senior sub. notes, 12.25%, 02/01/05 ................         642,000
  5,384,000     cDel Monte Corp., sub. notes, PIK, 12.25%, 09/01/02 ............................       3,849,560
  1,000,000     cDominick's Finer Foods, senior sub. notes, 10.875%, 05/01/05...................       1,010,000
                 Food & Beverages (cont.)
 $  300,000      Dr Pepper Bottling Co. of Texas, senior sub. notes, 10.25%, 02/15/00...........      $  313,500
  1,500,000      PMI Acquisition Corp., guaranteed senior sub. notes, 10.25%, 09/01/03 .........       1,533,750
  1,000,000      Specialty Foods Corp., senior sub. notes, Series B, 11.25%, 08/15/03 ..........         975,000
  2,000,000      Specialty Foods Corp., senior unsecured notes, Series B, 10.25%, 08/15/01 .....       1,945,000
                                                                                                     -----------
                                                                                                      11,676,810
                                                                                                     -----------
                 Food Retailing  6.6%
  3,000,000      Brunos, Inc., senior sub. notes, 10.50%, 08/01/05 .............................       2,955,000
  1,100,000      P & C Food Markets, Inc., senior sub. notes, 11.50%, 10/15/01 .................       1,105,500
  4,000,000      Pathmark Stores, Inc., senior sub. notes, 9.625%, 05/01/03 ....................       4,000,000
  1,000,000      Penn Traffic Co., senior notes, 8.625%, 12/15/03 ..............................         860,000
  2,000,000      Penn Traffic Co., senior notes, 10.375%, 10/01/04 .............................       1,895,000
  2,000,000      Pueblo Xtra International, senior notes, 9.50%, 08/01/03 ......................       1,880,000
  3,000,000      Ralphs Grocery Co., senior sub. notes, 11.00%, 06/15/05 .......................       2,835,000
  1,000,000      Ralphs Grocery Co., sub. notes, 10.45%, 06/15/04 ..............................         983,750
                                                                                                     -----------
                                                                                                      16,514,250
                                                                                                     -----------
                 Forest & Paper Products  6.9%
  3,000,000      Fort Howard Corp., senior sub. notes, 9.00%, 02/01/06 .........................       2,775,000
  1,873,237      Fort Howard Corp., sub. deb., 11.00%, 01/02/02 ................................       1,915,385
  1,000,000      REPAP New Brunswick, senior notes, 9.094%, 07/15/00 ...........................       1,002,500
  1,000,000      REPAP New Brunswick, senior notes, 9.875%, 07/15/00 ...........................       1,007,500
  2,000,000      REPAP New Brunswick, senior notes, 10.625%, 04/15/05 ..........................       2,030,000
  1,500,000      REPAP Wisconsin, Inc., senior secured notes, 9.25%, 02/01/02 ..................       1,455,000
    500,000      REPAP Wisconsin, Inc., senior secured notes, 9.875%, 05/01/06 .................         482,500
  2,200,000      S.D. Warren Co., senior sub notes, 12.00%, 12/15/04 ...........................       2,442,000
  4,000,000      Tjiwi Kimia International, guaranteed senior notes, 13.25%, 08/01/01 ..........       4,260,000
                                                                                                     -----------
                                                                                                      17,369,885
                                                                                                     -----------
                 Gaming & Leisure   6.2%
  4,000,000      Aztar Corp., senior sub. notes, 13.75%, 10/01/04 ..............................       4,500,000
  4,000,000      John Q. Hammons Hotels, first mortgage, 8.875%, 02/15/04 ......................       3,780,000
  1,000,000     cPlayers International, Inc., senior notes, 10.875%, 04/15/05 ..................         990,000
  2,000,000      Red Roof Inns, senior notes, 9.625%, 12/15/03 .................................       1,940,000
  4,000,000      Showboat, Inc, senior sub. notes, 13.00%, 08/01/09 ............................       4,320,000
                                                                                                     -----------
                                                                                                      15,530,000
                                                                                                     -----------
                 Healthcare   5.0%
  4,000,000      Abbey Healthcare Group, Inc., senior sub. notes, 9.50%, 11/01/02 ..............       4,190,000
    698,924      Amerisource Distribution Corp., senior deb., PIK, 11.25%, 07/15/05 ............         751,343
  4,000,000      OrNda Healthcorp., guaranteed senior sub. notes, 11.375%, 08/15/04 ............       4,400,000
                 Healthcare (cont.)
 $  500,000      Tenet Healthcare Corp., senior sub. notes, 9.625%, 09/01/02 ...................      $  527,500
  2,500,000      Tenet Healthcare Corp., senior sub. notes, 10.125%, 03/01/05 ..................       2,637,500
                                                                                                     -----------
                                                                                                      12,506,343
                                                                                                     -----------
                 Industrial   5.7%
  3,000,000      American Standard, Inc., S.F., deb., 9.25%, 12/01/16 ..........................       3,018,750
  1,000,000     eAmerican Standard, Inc., S.F., senior sub. deb., zero coupon to 06/01/98,
                  (original accretion rate 10.50%), 10.50% thereafter, 06/01/05 ................         782,500
  2,400,000      Inter-City Products Corp., senior secured notes, 9.75%, 03/01/00 ..............       2,022,000
  3,631,000      Thermadyne Industries, Inc., senior notes, 10.25%, 05/01/02 ...................       3,594,690
  5,035,000      Thermadyne Industries, Inc., sub. notes, 10.75%, 11/01/03 .....................       4,909,125
                                                                                                     -----------
                                                                                                      14,327,065
                                                                                                     -----------
                 Media & Broadcasting   3.3%
  2,000,000      American Media Operation, senior sub. notes, 11.625%, 11/15/04 ................       2,090,000
  3,000,000      New World Communications Group, Inc., senior sub. notes, 11.00%, 06/30/05 .....       3,165,000
  4,000,000     ePanAmSat Capital Corp., L.P., senior sub. disc. notes, zero coupon to 08/01/98,
                  (original accretion rate 11.375%), 11.375% thereafter, 08/01/03 ..............       3,070,000
                                                                                                     -----------
                                                                                                       8,325,000
                                                                                                     -----------
                 Metals & Mining   4.8%
  5,000,000     eAcme Metals, Inc., guaranteed senior secured disc. notes, zero coupon to
                  08/01/97, (original accretion rate 13.50%), 13.50% thereafter, 08/01/04 ......       3,975,000
  3,000,000      Envirosource, Inc., senior notes, 9.75%, 06/15/03 .............................       2,730,000
  4,000,000     cGulf States Steel, units, 13.50%, 04/15/03 ....................................       3,860,000
  1,200,000      UCAR Global Enterprises, senior sub. notes, 12.00%, 01/15/05 ..................       1,348,500
                                                                                                     -----------
                                                                                                      11,913,500
                                                                                                     -----------
                 Restaurants   3.1%
  2,254,038   b,dAtherton Franchise Capital, L.P., 11.00%, 05/01/06 ............................       1,893,391
  2,000,000      Family Restaurant, Inc., senior notes, 9.75%, 02/01/02 ........................       1,030,000
  1,500,000      Flagstar Corp., senior notes, 10.875%, 12/01/02 ...............................       1,380,000
  1,510,000      Flagstar Corp., S.F., senior sub. deb., 11.25%, 11/01/04 ......................       1,155,150
  2,500,000      Foodmaker, Inc., S.F., senior sub. notes, 9.25%, 03/01/99 .....................       2,318,750
                                                                                                     -----------
                                                                                                       7,777,291
                                                                                                     -----------
                 Technology/Information Systems   1.3%
  3,000,000      ADT Operations, Ltd., guaranteed senior sub. notes, 9.25%, 08/01/03 ...........       3,105,000
                                                                                                     -----------
                 Textiles & Apparel   2.1%
  1,550,000      Forstmann Textile & Co., Inc., S.F., senior sub. notes, 14.75%, 04/15/99 ......         860,250
  2,567,000      JPS Textile Group, Inc., S.F., disc. notes, 10.85%, 06/01/99 ..................       2,502,825
                 Textiles & Apparel (cont.)
 $1,000,000      WestPoint Stevens, Inc., senior notes, 8.75%, 12/15/01.........................      $  987,500
  1,000,000      WestPoint Stevens, Inc., senior sub. deb., 9.375%, 12/15/05....................         970,000
                                                                                                     -----------
                                                                                                       5,320,575
                                                                                                     -----------
                 Transportation   1.8%
  1,000,000      Delta Airlines, Inc., S.F., pass through equipment trust, 10.06%, 01/02/16.....       1,121,286
  3,000,000      Delta Airlines, Inc., S.F., pass through equipment trust, 10.50%, 04/30/16.....       3,484,920
                                                                                                     -----------
                                                                                                       4,606,206
                                                                                                     -----------
                 Utilities   1.2%
    876,958      Midland CoGeneration Venture, S.F., deb., Series C, 10.33%, 07/23/02...........         907,582
  2,000,000      Midland CoGeneration Venture, S.F., secured lease obligation, Series A,
                  11.75%, 07/23/05..............................................................       2,121,876
                                                                                                     -----------
                                                                                                       3,029,458
                                                                                                     -----------
                       Total Non-Convertible Bonds (Cost $197,818,415)..........................     199,807,616
                                                                                                     -----------
                 Convertible Bonds   1.7%
                 Energy  .4%
  1,000,000      Noble Affiliates, cvt. sub. notes, 4.25%, 11/01/03.............................         976,250
                                                                                                     -----------
                 Financials   .3%
  1,000,000     cPeregrine Investment Finance, cvt. guaranteed, 4.50%, 12/01/00.................         815,000
                                                                                                     -----------
                 Metals & Mining   .2%
    500,000     cHomestake Mining Co., cvt., sub. deb., 5.50%, 06/23/00.........................         502,500
                                                                                                     -----------
                 Technology/Information Systems  .8%
  1,100,000     cAltera Corp., cvt. sub. notes, 5.75%, 06/15/02.................................       1,504,250
    480,000     cDanka Business Systems, Plc., cvt. sub. notes, 6.75%, 04/01/02.................         574,800
                                                                                                     -----------
                                                                                                       2,079,050
                                                                                                     -----------
                       Total Convertible Bonds (Cost $4,027,500) ...............................       4,372,800
                                                                                                     -----------
                       Total Bonds (Cost $201,845,915) .........................................     204,180,416
                                                                                                     -----------
                 Foreign Government and Agencies   .9%
  4,350,000     fESCOM, E168, utility deb. (South Africa), 11.00%, 06/01/08.....................         882,968
  3,000,000      Republic of Venezuela, FRN, 6.8125%, 12/18/07..................................       1,479,375
                                                                                                     -----------
                       Total Foreign Government and Agencies (Cost $3,397,810) .................       2,362,343
                                                                                                     -----------
                       Total Investments before Repurchase Agreements (Cost $310,649,578).......     317,098,074
                                                                                                     -----------


Statement of Investments in Securities and Net Assets, August 31, 1995 (cont.)


     Face                                                                                               Value
    Amount                                                                                              (Note 2)
              g,hReceivables from Repurchase Agreements   2.2%
$5,591,283       Joint Repurchase Agreement, 5.859%, 09/01/95 (Maturity Value $5,435,418)
                  (Cost $5,434,533)
                   Collateral: U.S. Treasury Bills, 02/29/96 - 07/25/96
                               U.S. Treasury Notes, 4.75% - 9.125%, 08/31/97 - 12/31/99 ........     $ 5,434,533
                                                                                                     -----------
                           Total Investments (Cost $316,084,111)  128.6% .......................     322,532,607
                           Liabilities in Excess of Other Assets, Net  (28.6)% .................     (71,799,087)
                                                                                                     -----------
                           Net Assets  100.0% ..................................................    $250,733,520
                                                                                                     ===========


                At August 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $316,115,050 was as follows:
                  Aggregate gross unrealized appreciation for all investments in
                   which there was an excess of value over tax cost ............................   $  27,794,569
                  Aggregate gross unrealized depreciation for all investments in which there was
                   an excess of tax cost over value ............................................    (21,377,012)
                                                                                                     -----------
                   Net unrealized appreciation .................................................     $ 6,417,557
                                                                                                     ===========

PORTFOLIO ABBREVIATIONS:
FRN   - Floating Rate Note
L.P.  - Limited Partnership
PIK   - Payment-in-Kind
S.F.  - Sinking Fund



aNon-income producing.
bSee Note 8 regarding restricted securities.
cSee Note 9 regarding Rule 144A securities.
dSee Note 2(a) regarding securities valued by the Board of Trustees.
eZero coupon/step-up bonds. The current effective yield may vary. The original accretion rate will remain constant.
fFace amount stated in foreign currencies, value in U.S. dollars.
gFace amount for repurchase agreements is for the underlying collateral.
hSee Note 2(f) regarding Joint Repurchase Agreement.

      The accompanying notes are an integral part of these financial statements.





FRANKLIN UNIVERSAL TRUST

Financial Statements

Statement of Assets and Liabilities
August 31, 1995

Assets:
 Investment in securities, at value
 (identified cost $310,649,578)           $317,098,074
 Receivables from repurchase
  agreements, at value and cost              5,434,533
 Receivables:
  Dividends and interest                     5,202,761
 Unamortized note issuance costs
 (Note 3)                                      371,824
                                          ------------

Total assets                               328,107,192
                                          ------------

Liabilities:
 Payables:
 Notes (Note 3)                             74,960,886
 Accrued interest (Note 3)                   2,109,375
 Management fees                               203,514
 Accrued expenses and other liabilities         99,897
                                          ------------
Total liabilities                           77,373,672
                                          ------------
Net assets, at value                      $250,733,520
                                          ============


Net assets consist of:
Undistributed net investment income       $ 1,948,330
Unrealized appreciation on investments
 and translation of assets and liabilities
 denominated in foreign currencies          6,448,654
Net realized loss from investments and
 foreign currency transactions             (4,534,603)
Capital shares                                267,793
Additional paid-in capital                246,603,346
                                          ------------

Net assets, at value                      $250,733,520
                                          ============


Net asset value per share
 ($250,733,520 O 26,779,333 shares
 of beneficial interest outstanding)             $9.36
                                          ============



Statement of Operations
for the year ended August 31, 1995

Investment income:
 Dividends, net of foreign
  taxes withheld of $39,366    $ 6,305,389
 Interest                       23,569,568
                              ------------

Total income                               $29,874,957
Expenses:
 Management fees (Note 5)        2,343,213
 Shareholder servicing costs       128,608
 Reports to shareholders            77,706
 Professional fees                  51,112
 Custodian fees                     31,896
 Trustees' fees and expenses        22,085
 Amortization of note
 issuance costs                    124,056
 Other                              57,919
                              ------------
 Operating expenses              2,836,595
 Interest expense (Note 3)       4,231,800
                              ------------
Total expenses                               7,068,395
                                          ------------

 Net investment income                      22,806,562
                                          ------------

Realized and unrealized gain
 from investments and
 foreign currency:
 Net realized gain from:
  Investments                                5,228,811
  Foreign currency
 transactions                                   15,112
 Net unrealized appreciation
 (depreciation) on:
  Investments                               11,073,453
                                          ------------
    Translation of assets and
     liabilities denominated in
     foreign currencies                          (854)
                                          ------------
Net realized and
 unrealized gain from
 investments and foreign
 currency                                   16,316,522
                                          ------------

Net increase in net assets
 resulting from operations                 $39,123,084
                                          ============



     The accompanying notes are an integral part of these financial statements.



FRANKLIN UNIVERSAL TRUST

Financial Statements (cont.)

Statements of Changes in Net Assets
for the years ended August 31, 1995 and 1994

                                          1995           1994
                                       ----------     ----------
Increase (decrease) in net assets:
Operations:
 Net investment income               $  22,806,562  $  22,386,677
 Net realized gain from
 investments and foreign
 currency transactions                   5,243,923     11,252,874
Net unrealized appre-
 ciation (depreciation)
 on investments and
 translation of assets
 and liabilities denomi-
 nated in foreign
 currencies                             11,072,599    (40,114,480)
                                        ----------     ----------
Net increase
 (decrease) in net
 assets resulting
 from operations                        39,123,084     (6,474,929)
 Distributions to
 shareholders from
 undistributed net
 investment inc                        (21,691,260)   (23,016,837)
                                        ----------     ----------
Net increase
 (decrease)
 in net assets                          17,431,824    (29,491,766)
Net assets:
 Beginning of year                     233,301,696    262,793,462
                                        ----------     ----------
 End of year (including
 undistributed net in-
vestment income of
$1,935,898 at 8/31/95
and $820,596 at
8/31/94)                              $250,733,520   $233,301,696
                                        ==========     ==========


Statement of Cash Flows
for the year ended August 31, 1995

Interest and dividends received           $ 24,724,045
Operating expenses paid                     (2,703,229)
Interest expense paid                       (4,218,750)
                                          ------------

Cash provided - operations                  17,802,066
                                          ------------

Investment purchases                    (1,094,680,779)
Investment sales                         1,098,569,973
                                          ------------

Cash provided - investments                  3,889,194
                                          ------------

Distributions to shareholders              (21,691,260)
                                          ------------

Cash used - financing activities           (21,691,260)
                                          ------------

Net change in cash                                  --
Cash at beginning of year                           --
                                          ------------

Cash at end of year                            $    --
                                          ============




     The accompanying notes are an integral part of these financial statements.



FRANKLIN UNIVERSAL TRUST

Notes to Financial Statements



NOTE 1 - ORGANIZATION

Franklin Universal Trust (the "Fund") was organized as a Massachusetts business trust on April 26, 1988, and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940. The Fund has two classes of securities: senior fixed-rate notes (the "Notes") and shares of beneficial interest (the "Shares").


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

a. Security Valuation:

Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and asked prices. Other securities for which market quotations are readily available are valued at current market values, obtained from pricing services, which are based on a variety of factors, including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific securities. Portfolio securities which are traded both in the over-the-counter market and on a securities exchange are valued according to the broadest and most representative market as determined by the Manager. Other securities for which market quotations are not available, if any, are valued in accordance with procedures established by the Board of Trustees.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the close of trading on the New York Stock Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked price is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net asset value, unless material. If events which materially affect the value of these foreign securities occur during such period, then these securities will be valued in accordance with procedures established by the Board of Trustees.

The fair values of securities restricted as to resale, if any, are determined following procedures established by the Board of Trustees.

b. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and income tax purposes.

c. Investment income, Expenses and Distributions:

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discount, if any, is amortized as required by the Internal Revenue Code.

Net realized capital gains and losses differ for financial statement and tax purposes primarily due to differing treatment of wash sale and net realized gain
(loss) from foreign currency transactions.

d. Income Taxes:

The Fund intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from income and excise taxes. Therefore, no income tax provision is required.


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Foreign Currency Translation:

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange of such currencies against U.S. dollars on the date of the valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recognized when reported by the custodian bank.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade date and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in exchange rates.

f. Repurchase Agreements:

The Fund may enter into a Joint Repurchase Agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the Joint Repurchase Agreement are allocated to the Fund based on its pro-rata interest.

In a repurchase agreement, the Fund purchases a U.S. government security from a dealer or bank subject to an agreement to resell it at a mutually agreed upon price and date. Such a transaction is accounted for as a loan by the Fund to the seller, collateralized by the underlying security. The transaction requires the initial collateralization of the seller's obligation by U.S. government securities with market value, including accrued interest, of at least 102% of the dollar amount invested by the Fund, with the value of the underlying security marked to market daily to maintain coverage of at least 100%. The collateral is delivered to the Fund's custodian and held until resold to the dealer or bank. At August 31, 1995, the outstanding joint repurchase agreements held by the Fund had been entered into on that date.


NOTE 3 - SENIOR FIXED-RATE NOTES

On August 30, 1993, the Fund issued $75 million aggregate principal amount of a new class of five-year senior notes (the Notes) and received proceeds of $74,522,250 after deduction of underwriting commissions and discounts. The Notes are general unsecured obligations of the Fund and rank senior to all existing or future unsecured indebtedness of the Fund. The Notes are senior to the Shares and, in any liquidation of the Fund, the Notes must be paid in full before any payments would be made with respect to the Shares.

The Notes carry a rating by Standard & Poor's Corporation of "AAA" and bear interest, payable semi-annually, at the rate of 5.625% per annum, to maturity on September 1, 1998. The market value of the Notes as of August 31, 1995 is $73,845,000. Under the Investment Company Act of 1940, the Fund is required to maintain asset coverage for the Notes of at least 300%. In addition, pursuant to the agreement with respect to the Notes, the Fund is required to maintain on a semi-monthly basis a specified discounted asset value for its portfolio that equals or exceeds an amount determined under guidelines established by Standard & Poor's Corporation. The Fund has met these requirements during the year ended August 31, 1995.


NOTE 3 - SENIOR FIXED-RATE NOTES (cont.)

The costs of $620,282 incurred by the Fund in connection with the issuance of the Notes are deferred and amortized on a straight-line basis over the term of the notes.

The discount relating to the issuance of these Notes, which amounted to $65,250, is being amortized to interest expense over a period of five years from August 30, 1993.


NOTE 4 - DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At August 31, 1995, for tax purposes, the Fund had a capital loss carryover of $4,518,776 expiring in 2000. For tax purposes, the aggregate cost of securities is higher (and unrealized appreciation is lower) than for financial reporting purposes at August 31, 1995 by $30,939.


NOTE 5 - TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Franklin Advisers, Inc., under the terms of an agreement, provides investment advice, administrative services, office space and facilities to the Fund, and receives fees computed weekly and payable monthly at an annualized rate of 0.75% of the Fund's average weekly net assets (total assets less liabilities other than the principal amount of the Notes). Fees incurred by the Fund pursuant to this agreement aggregated $2,343,213 for the year ended August 31, 1995. Certain officers and Trustees of the Fund are also officers and/or directors of Franklin Advisers, Inc., a wholly owned subsidiary of Franklin Resources, Inc.


NOTE 6 - TRUST SHARES

At August 31, 1995, there was an unlimited number of shares of $.01 par value authorized. At August 31, 1995, no shares were issued pursuant to the Fund's Dividend Reinvestment Plan; all reinvested dividends were satisfied with previously issued shares purchased in the open market pursuant to such Plan.


NOTE 7 - STATEMENT OF CASH FLOWS

The Fund's financial statements for the year ended August 31, 1995 include a statement of cash flows in compliance with SFAS 102. Cash provided from operations differs from net investment income because of amortization of bond discount, amortization of note issuance costs, commissions and discounts, bonds paid-in-kind, stock dividends and year-end income and expense accrual changes amounting to $5,004,496.


NOTE 8 - RESTRICTED SECURITIES

A restricted security is a security which has not been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933. The Fund may purchase restricted securities through a private offering and they cannot be sold without prior registration under the Securities Act of 1933 unless such sale is pursuant to an exemption therefrom. Subsequent costs of registration of such securities are borne by the issuer. A secondary market exists for certain privately placed securities.The Fund values these restricted securities as disclosed in Note 2. At August 31, 1995, the Fund held restricted securities with a value aggregating $2,685,091, representing 1.07% of the Fund's net assets. Such securities are:

    Face                                                                    Acquisition
   Amount     Security                                                         Date         Cost         Value
  --------    --------------------------------------------                    -------     --------     --------
 $2,254,038   Atherton Franchise Capital, L.P., 11.00%, 05/01/06.........    04/28/94    $2,254,038   $1,893,391

    Units
  --------
          5   PG Partners, Limited Partnership, Preference Units.........    03/31/93       147,892      791,700


NOTE 9 - RULE 144A SECURITIES

Rule 144A provides a non-exclusive safe harbor exemption from the registration requirements of the Securities Act of 1933 for specified resales of restricted securities to qualified institutional investors. The Fund values these securities as disclosed in Note 2. At August 31, 1995, the Fund held 144A securities with a value aggregating $14,216,110, representing 5.67% of the Fund's net assets. See the accompanying Statement of Investments in Securities and Net Assets for specific information on such securities.


NOTE 10 - CREDIT RISK AND DEFAULTED SECURITIES

Although the Fund has a diversified portfolio, 65.11% of its portfolio is invested in lower rated and comparable quality unrated high yield securities. Investments in higher yield securities are accompanied by a greater degree of credit risk and such lower quality securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.


NOTE 11 - SUBSEQUENT EVENTS

On August 15, 1995 and September 18, 1995, the Board of Trustees declared dividends as follows:


                                                                    From Net
                    Record Date           Payment Date         Investment Income
                    ------------------    ------------------   -----------------
                    September 15, 1995    September 29, 1995       $.067
                    October 13, 1995      October 31, 1995          .067



NOTE 12 - FINANCIAL HIGHLIGHTS
Contained below is per share operating performance data for each share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from the information provided in the financial statements and market price data for the Fund's shares.

                                                                             Year Ended August 31,
                                                                 1995      1994      1993      1992       1991
                                                                -------   -------   -------   -------    -------
Per Share Operating Performance:
Net asset value, beginning of year.........................     $8.71     $9.81     $8.94     $7.50      $7.01
                                                                -------   -------   -------   -------    -------
 Net investment income.....................................      0.85      0.84      0.88      0.80       0.84
 Net gain (loss) on securities (realized and
 unrealized)...............................................      0.61     (1.08)     0.74      1.465      0.654
                                                                -------   -------   -------   -------    -------
Total from investment operations...........................      1.46     (0.24)     1.62      2.265      1.494
                                                                -------   -------   -------   -------    -------
Less distributions:
 Distributions from net investment income..................     (0.81)    (0.86)    (0.750)   (0.797)    (0.934)
 Distributions from paid-in capital........................       --        --      --        (0.028)    (0.070)
                                                                -------   -------   -------   -------    -------
Total distributions........................................     (0.81)    (0.86)    (0.750)   (0.825)    (1.004)
                                                                -------   -------   -------   -------    -------
Net asset value, end of year...............................     $9.36     $8.71     $9.81     $8.94      $7.50
                                                                =======   =======   =======   =======    =======
Market value per share, end of year1.......................     $8.875    $8.125    $9.50     $8.50      $7.25
                                                                =======   =======   =======   =======    =======
Total Investment Return:
 Based on market value per share2..........................     20.42%    (5.60)%   21.16%    32.39%     26.47%
Ratio to Average Net Assets:
 Expenses..................................................      2.26%     2.30%     3.24%     3.36%      4.01%
 Net investment income.....................................      7.30%     7.04%     7.39%     7.28%      9.04%
Supplemental Data:
 Net assets at end of year (000's omitted).................    $250,734  $233,302  $262,793  $239,486   $200,891
 Portfolio turnover rate...................................     27.41%    36.76%    39.49%    30.44%     38.57%
 Total debt outstanding at end of year (000's omitted).....    $ 74,961  $ 74,948  $ 74,523  $ 71,475   $ 71,356
 Asset coverage per $1,000 of debt ........................    $  3,345   $ 3,113   $ 3,526   $ 3,351    $ 2,815
(For Notes outstanding throughout the year)


                          Face Amount of    Average Monthly    Average Monthly  Average Amount of
                  Year   Notes Outstanding  Face Amount of    Number of Shares   Notes Per Share
                  Ended     End of Year    Notes Outstanding     Outstanding     During the Year
                  ----     ------------      ------------        -----------      ------------
                 1991       $71,600,000       $72,550,000        26,698,150           $2.72
                 1992       $71,600,000       $71,600,000        26,779,333           $2.67
                 1993       $75,000,000       $71,883,333        26,779,333           $2.68
                 1994       $75,000,000       $75,000,000        26,779,333           $2.80
                 1995       $75,000,000       $75,000,000        26,779,333           $2.80

1Based on last sale on the New York Stock Exchange.
2Total return measures the change in value of an investment over ther periods indicated. It reflects the change in market value of the capital shares, and assumes reinvestment of dividends and capital gains in accordance with the dividend reinvestment plan as stated in the Prospectus.



Of the income dividends paid by the Fund during the fiscal year ended August 31, 1995, 28.34% qualified for the 70% dividends received deduction for corporations. The Fund hereby designates these amounts as dividends qualifying for the dividends received deduction under IRC Section 854(b)(2).



FRANKLIN UNIVERSAL TRUST

Report of Independent Auditors



To the Shareholders and Board of Trustees of Franklin Universal Trust:

We have audited the accompanying statement of assets and liabilities of Franklin Universal Trust, including the statement of investments in securities and net assets, as of August 31, 1995, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Franklin Universal Trust as of August 31, 1995, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

San Francisco, California
September 29, 1995




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